Employee Benefit Plans	12 Months Ended
Dec. 31, 2021
Compensation And Retirement Disclosure [Abstract]
Employee Benefit Plans

12. Employee Benefit Plans

The Group’s PRC subsidiaries, VIEs and the VIEs’ subsidiaries are required by law to contribute a certain percentages of applicable salaries for retirement benefits, medical insurance benefits, housing funds, unemployment and other statutory benefits. The PRC government is directly responsible for the payments of such benefits. The total contribution for such employee benefits were RMB89.0 million, RMB26.9 million and RMB39.9 million for the years ended December 31, 2019, 2020 and 2021 which is recorded in operating costs and expenses in the consolidated statements of operations in the period those contributions are due. The Group has no ongoing obligation to its employees subsequent to its contributions to such employee benefit plans.